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                                                                    EXHIBIT 10.6


                              ARTICLES OF AMENDMENT

                                       OF

                               PIERRE FOODS, INC.

         Pursuant to N.C.G.S. Section 55-10-06 of the General Statutes of North Carolina, the undersigned Corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

         1. Name. The name of the Corporation is Pierre Foods, Inc.

         2. Amendment. The following amendment to the Articles of the corporation was adopted by its directors and shareholders on the 18th day of September, 2002, in the manner prescribed by law:

                  RESOLVED, that the Restated Articles of Incorporation of Pierre Foods, Inc. filed with the Secretary of State on August 5, 2002 be amended by the addition of the following new Article.

                  6. Action Without Meeting. To the full extent then permitted by the North Carolina Business Corporation Act as it may be amended from time to time, any action required or permitted to be taken at a meeting may be taken without a meeting and without prior notice by shareholders having not less than the minimum number of votes that would be necessary to take the action at a meeting at which all shareholders entitled to vote were present and voted.

         4. Date of Adoption. The date of adoption of the amendment was September 18, 2002.

         5. Shareholder Approval. The amendment was approved by shareholder action as required in accordance with Chapter 55 of the North Carolina General Statutes.

         6. Effective Date. These articles will be effective upon filing.

         This the 18th day of September, 2002.

                                               PIERRE FOODS, INC.

                                               By: /s/ David R. Clark
                                                   -----------------------------
                                                   David R. Clark, Vice-Chairman